UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2005
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	0-3683 (Commission File Number)	64-0471500 (IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi (Address of principal executive offices)	39201 (Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Trustmark Corporation Chairman and CEO Richard G. Hickson will address analysts and investors attending the Keefe, Bruyette & Woods Regional Bank Conference at the Langham Hotel in Boston, Massachusetts, Thursday, March 3, 2005 beginning at 9:15 a.m. Central Time.

Investors may access a live listen-only webcast of Hickson’s comments and follow his slide presentation by visiting Trustmark’s website at www.trustmark.com and selecting the Company Summary option in the Investor Relations section. The presentation will be archived and available for thirty days after the conference concludes.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

Trustmark’s investor contacts are Zach Wasson, Executive Vice President and Chief Financial Officer (601-208-6816), and Joseph Rein, First Vice President (601-208-6898). Trustmark’s media contact is Gray Wiggers, Senior Vice President (601-208-5942).

Item 9.01 Financial Statements and Exhibits

(c) The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description
99.1	Presentation to the Keefe, Bruyette & Woods Regional Bank Conference by Richard G. Hickson on March 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer

Louis E. Greer Chief Accounting Officer

DATE:	March 3, 2005

EXHIBIT INDEX

99.1	Presentation to the Keefe, Bruyette & Woods Regional Bank Conference by Richard G. Hickson on March 3, 2005